UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 1, 2024

SHENTEL®

Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

Virginia	000-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way

P.O. Box 459

Edinburg, Virginia 22824

(Address of principal executive offices) (Zip Code)

(540) 984-4141

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 1, 2024, Shenandoah Telecommunications Company (“Shentel” or the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting: (1) its previously announced acquisition of Horizon Acquisition Parent, LLC, (“Horizon”) in exchange for (i) issuing 4,100,375 shares of Shentel’s common stock, no par value, to an investment fund managed by affiliates of GCM Grosvenor, which is one of the sellers; and (ii) paying $305 million in cash consideration to the other sellers and certain third parties, including Horizon’s existing lenders to discharge debt (collectively, the “Horizon Transaction”): and (2) certain other related transactions.

This Current Report on Form 8-K/A amends the Initial Form 8-K to include the audited financial statements of business acquired required by Item 9.01(a) and unaudited pro forma consolidated financial information required by Item 9.01(b) of Form 8-K and to update certain disclosures under Item 9.01(a) and (b) of the Initial Form 8-K. Such information should be read in conjunction with the Initial Form 8-K. Except as provided herein, the disclosures made in the Initial Form 8-K remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of Horizon as of December 31, 2023 and 2022, and the audited related consolidated statements of operations, comprehensive loss, changes in members’ equity, and cash flows for the years ended December 31, 2023 and 2022, together with the report thereon of Moss Adams LLP, independent auditors and accompanying notes of Horizon are filed as Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of December 31, 2023 and for the year ended December 31, 2023 (the “Unaudited Pro Forma Condensed Combined Financial Information”), is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

The Unaudited Pro Forma Condensed Combined Financial Information is presented for illustrative purposes only and is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the Horizon Transaction and related transactions been completed as of the dates presented in the Unaudited Pro Forma Condensed Combined Financial Information. The Unaudited Pro Forma Condensed Combined Financial Information should not be taken as a representation of the Company’s future consolidated results of operations or financial condition. The pro forma adjustments in the Unaudited Pro Forma Condensed Combined Financial Information are based on available information and certain assumptions that management believes are reasonable under the circumstances.

(d) Exhibits.
Exhibit No.	Description

23.1	Consent of Moss Adams LLP, independent auditors.

99.1	Consolidated Financial Statements of Horizon, together with report thereon of Moss Adams LLP, independent auditors and accompanying notes.

99.2	Unaudited Pro Forma Condensed Combined Financial Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

Dated: June 11, 2024	/s/ James J. Volk
James J. Volk
Senior Vice President – Chief Financial Officer